                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):         May 1, 2001


                               FACTUAL DATA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-24205                                  84-1449911
   ------------------------             -------------------------------------
   (Commission File Number)             (I.R.S. Employer Identification  No.)


                              5200 Hahns Peak Drive
                            Loveland, Colorado 80538
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (970) 663-5700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On May 1, 2001, the registrant issued a press release which described the decision of its Board of Directors to extend the Expiration Date of its publicly traded warrants. The new Expiration Date is June 30, 2001.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.                       Description
-----------                       -----------

01.1                 Press release dated May 1, 2001





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FACTUAL DATA CORP.



Date:  May 1, 2001             By:      /S/ J.H. Donnan
                                        ----------------------------------------
                                            J.H. Donnan, Chief Executive Officer





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